Exhibit 99.1


          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Form 8-K filed by Rachel's Gourmet Snacks, Inc. (the "Company") concerning the Disposition of Assets mentioned in the Form 8-K as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lawrence Castriotta, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

         (2) The information contained in the Report fairly presents, in all material respects, the results of operations of the Company for the year ended December 31, 2001.

          Dated: August 30, 2002


                                        By:  /s/ Lawrence Castriotta
                                            ------------------------------------
                                             Lawrence Castriotta
                                             Its Chief Executive Officer